Exhibit 10.2

[***] Certain information in this document has been omitted from this exhibit because (i) the Company customarily and actually treats such information as private or confidential and (ii) the omitted information is not material.]

EXECUTION COPY

FOURTH AMENDMENT TO

SERIES A PREFERRED STOCK PURCHASE AGREEMENT

THIS FOURTH AMENDMENT TO SERIES A PREFERRED STOCK PURCHASE

AGREEMENT (this “Amendment”) is entered into as of August 15 , 2023, by and among ATAI LIFE SCIENCES AG, a German corporation (“ATAI”), RECOGNIFY LIFE SCIENCES, INC., f/k/a FSV7, INC., a Delaware corporation (the “Company”) and the other persons and entities listed on Exhibit A hereto (the “Shareholders” and collectively with ATAI and the Company, the “Parties”).

W I T N E S S E T H:

A.
The Shareholders, ATAI and the Company have entered into that certain SERIES A PREFERRED STOCK PURCHASE AGREEMENT, as amended, restated, amended and restated, supplemented or otherwise modified from time to time, including, without limitation, with respect to the SPA through that certain AMENDMENT TO SERIES A PREFERRED STOCK PURCHASE AGREEMENT dated May 27, 2021 (“Amendment 1”), and the SECOND AMENDMENT TO SERIES A PREFERRED STOCK PURCHASE AGREEMENT dated

September 17, 2021 (“Amendment 2”) and as further amended by that certain Omnibus Amendment dated October 5, 2022 (the “Omnibus Amendment” and as so amended, the “SPA”).

B.
Pursuant to the Omnibus Amendment, the Parties agreed to (i) a POC Study designed to take into consideration certain No-Go Events, (ii) related amendments to Milestone 3, and (iii) certain understandings and commitments relating to future funding of the POC Study by ATAI based on such No-Go Events.
C.
Pursuant to the Omnibus Amendment, prior to the date hereof, (i) the Board certified that the events specified under Milestone 3 First Tranche have occurred, and (ii) ATAI has paid to the Company $[***] in exchange for [***] shares of Series A Preferred Stock and as a result, the Parties agree that ATAI has, in aggregate and prior to the date hereof, funded Milestones in an amount of $[***] in exchange for a total of [***] shares of Series A Preferred Stock (which are no longer subject to the Repurchase Option), with [***] shares remaining as Escrow Shares as of the date hereof.

D.
The Company and ATAI agree that completion of the Phase 2 POC Study will require more than $[***] and ATAI is willing to fund up to the maximum of $[***] envisaged under the SPA, thereby necessitating that the Company issue the Second Warrant, as per Section 4.15(c) of the SPA. The Company now desires to further revise the POC Study design by, inter alia, eliminating the first interim analysis previously envisaged for the POC Study as articulated in the Omnibus Amendment (i.e., Exhibit I, Milestone 3 First Tranche therein), thereby necessitating the Parties’ (i) further amendments to the No-Go Events and related Milestones as provided in this Amendment, (ii) agreement to new Milestones and (iii) the implementation of a potential and expeditious path to providing the Additional Funding, if and as needed and consistent with Section 1.3(d) of the SPA (as amended by the Omnibus Amendment), via convertible notes and related note purchase agreements, in each case as further set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenant contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

SECTION 1. Defined Terms. Capitalized terms used herein (including in the preamble and recitals above) but not otherwise defined herein shall have the respective meanings ascribed to such terms in the SPA.

SECTION 2. Amendments to SPA. The Parties hereby agree that the SPA shall be amended as set forth below:

(a)
Section 1.3 (a)(iii) of the SPA shall hereby be amended by deleting it in its entirety and replacing it with the following:

“(iii) Subject to Section 1.3(d) below, (A) [***] shares of Series A Preferred Stock at the Purchase Price on the certification by the Board (as confirmed by ATAI, which confirmation not to be unreasonably withheld) that the events specified under “Milestone 3 First Tranche” in Exhibit I have occurred (“Milestone 3 First Tranche”), (B) [***] shares of Series A Preferred Stock at the Purchase Price on the certification by the Board (as confirmed by ATAI, which confirmation not to be unreasonably withheld) that the events specified under “Milestone 3 Second Tranche” in Exhibit I have occurred (“Milestone 3 Second Tranche”) and (C) [***] shares of Series A Preferred Stock at the Purchase Price on the certification by the Board (as confirmed by ATAI, which confirmation not to be unreasonably withheld) that the events specified under “Milestone 3 Third Tranche” in Exhibit I have occurred (“Milestone 3 Third Tranche”, collectively with Milestone 3 First Tranche and Milestone 3 Second Tranche, “Milestone 3”; and, Milestone 3 together with Milestone 1 and Milestone 2, the “Milestones”); provided however, ATAI shall have the right, but not the obligation, to make payment for up to [***] of the Milestone Shares at any time upon notice to the Company, irrespective of the achievement of any Milestone and, upon such payment, the Company shall instruct the Escrow Agent to release to ATAI the corresponding number of Escrow Shares. For the avoidance of doubt the Parties hereby acknowledge and agree that the issuance of any additional shares directly, or upon conversion of the Convertible Notes (as hereinafter defined), associated with any Additional Funding (as hereinafter defined) would be effected without prejudice or detriment to the Second Warrant or the shares of Series A Preferred Stock issued pursuant thereto.”

(b)
Section 1.3 (d) of the SPA shall hereby be amended by deleting it in its entirety and replacing it with the following:

“(d) If, following achievement of Milestone 3 Third Tranche in full, the Company reasonably determines that additional funding is required for completion of the Phase 2 POC Study designed to evaluate FSV7-007 as a potential treatment for cognitive impairment associated with schizophrenia (the “Phase 2 POC Study”, or the “POC Study"), then the Company and ATAI shall negotiate in good faith

(i) any necessary updates to the Initial Clinical Development Plan (as such may be amended from time-to-time, attached hereto as Exhibit J), (ii) an increase to the budget necessary to complete the POC Study (any such increase, not to exceed $[***] in excess of the $[***] provided for hereunder, the “Additional Funding”), and (iii) a further amendment to this Agreement providing for such Additional Funding, the new Milestones governing such Additional Funding. The Parties acknowledge and agree that such Additional Funding can be provided (x) through an additional preferred stock investment or, (y) in the sole discretion of ATAI, through a convertible note and corresponding note purchase agreement (each substantially in the form attached hereto as Exhibit M (the “Convertible Note”) and Exhibit N (the “Note Purchase Agreement”), which, for the avoidance of doubt, would not be made available solely to ATAI but would also be made available to (I) Purchasers other than ATAI who want to participate in such Additional Funding up to their pro rata shares and (II) other investors reasonably acceptable to the Company, provided that no such other investors’ participation may, without the prior written consent of ATAI, reduce ATAI’s ability to participate in such Additional Funding to any amount less than its pro rata shares. For clarity, if ATAI consents to the Additional Funding through the Convertible Note and Note Purchase Agreement, the Parties agree that the Additional Funding will be obtained thereby, any authorized use of proceeds thereunder shall constitute one or more Milestones hereunder, and any obligations of ATAI pursuant to this Section 1.3(d) with respect to the Additional Funding will be discharged in full.”

(c)
Exhibit I of the SPA shall hereby be amended by deleting the text under “Milestone 3” thereof in its entirety and replacing it with the following:

“Milestone 3:

Milestone 3 First Tranche

ATAI shall pay to the Company $[***] upon the certification by the Board (as confirmed by ATAI, which confirmation not to be unreasonably withheld) of an update to the Initial Clinical Development Plan, which update will include go/no-go decisions governing the conduct of the POC Study. The Parties agree that a 3-person independent data monitoring committee (whose members shall be mutually agreeable to the Company and ATAI, the “Independent Data Monitoring Committee”) will, in its sole discretion and based on its expert interpretation of the statistical analytical plan (the “SAP”, which SAP shall be mutually agreeable to the Company and ATAI, and which shall not be amended or replaced without ATAI’s prior written consent) for the adaptive three arm, parallel, randomized, controlled trial design with one interim analysis, recommend whether or not to stop further development for one or more arms (any such recommendation, a “Recommendation”) at the interim analysis. If the Independent Data Monitoring Committee makes a Recommendation against further development of a given arm (a “No-Go Event”) at such interim analysis then, unless otherwise agreed by the Board (as confirmed by ATAI in its sole discretion, which confirmation not to be unreasonably withheld), such arm shall be discontinued.

Milestone 3 Second Tranche

ATAI shall pay to the Company $[***] upon enrolment of the [***] patient in the POC Study in the US, provided that one more arms of the POC Study have not received a No-Go Event as of the time of such occurrence.

Milestone 3 Third Tranche

ATAI shall pay to the Company $[***] upon enrolment of the first patient in (FPI) in the POC Study in Europe, provided that one more arms of the POC Study have not received a No-Go Event as of the time of such occurrence.

SECTION 3. Second Warrant. The Company shall promptly issue to ATAI the Second Warrant, in satisfaction of its obligations under Section 4.15(c) of the SPA.

SECTION 4. Further Assurances. Each of the Parties hereto agrees to execute, acknowledge, seal and deliver, after the date hereof, without additional consideration, such further assurances, instruments and documents, and to take such further actions, as another party may reasonably request in order to fulfill the intent of this Amendment and the transactions contemplated hereby.

SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Receipt by facsimile or other electronic transmission (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) of any executed signature page to this Amendment shall constitute effective delivery of such signature page.

SECTION 6. SPA. Other than as specifically set forth herein, the SPA shall remain in full force and effect.

SECTION 7. Miscellaneous. Sections 6.2, 6.3, 6.5 through 6.13 and 6.15 of the SPA (or any successor provisions thereto) shall apply to this Amendment mutatis mutandis.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

COMPANY:

RECOGNIFY LIFE SCIENCES, INC.

By: /s/ Matt Pando

Name: Matthew P. Pando

Title: Chief Executive Officer

(Recognify Life Sciences, Inc. - Signature page to Fourth SPA Amendment)

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

ATAI:

ATAI LIFE SCIENCES AG

By:/s/ Florian Brand

Name: Florian Brand

Title: Chief Executive Officer

(Recognify Life Sciences, Inc. - Signature page to Fourth SPA Amendment)

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

SHAREHOLDER:

By:/s/ K. Angela Macfarlane

Name: K. Angela Macfarlane

(Recognify Life Sciences, Inc. - Signature page to Fourth SPA Amendment)

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

SHAREHOLDER:

By: /s/ Eugene de Juan, Jr.

Name: Eugene de Juan, Jr.

(Recognify Life Sciences, Inc. - Signature page to Fourth SPA Amendment)

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

SHAREHOLDER:

By: /s/ Gary Walker

Name: Gary Walker

(Recognify Life Sciences, Inc. - Signature page to Fourth SPA Amendment)

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

SHAREHOLDER:

Donello Family Trust

By: /s/ John Donello

Name: John Donello Title: Trustee

(Recognify Life Sciences, Inc. - Signature page to Fourth SPA Amendment)

EXHIBIT A TO

FOURTH AMENDMENT TO SERIES A PREFERRED STOCK PURCHASE AGREEMENT

SHAREHOLDERS

ATAI Life Sciences AG

K. Angela Macfarlane Matthew Pando

Gary Walker Eugene de Juan, Jr.

Donello Family Trust

EXHIBIT J TO SPA

Initial Clinical Development Plan

[***]

EXHIBIT M TO SPA

CONVERTIBLE PROMISSORY NOTE

[***]

EXHIBIT N TO SPA PURCHASE AGREEMENT

[***]